Exhibit 10.2

ASSIGNMENT AND ASSUMPTION OF CONTRACT

KNOW ALL MEN BY THESE PRESENTS: That Pacific Drilling Operations Limited, a company organized and existing under the laws of the British Virgin Islands, with offices at 11700 Katy Freeway, Suite 175, Houston, Texas 77079 (hereinafter referred to as “Assignor”), for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, does hereby transfer, convey, and assign unto Pacific Scirocco Limited, a company incorporated under the laws of Liberia, Africa, with registered office at 80 Broad Street, Monrovia, Liberia (hereinafter referred to as “Assignee”), all of its right, title, interest, duties and obligations in and to that certain Offshore Drilling Contract No. PBA 3, [renumbered to PSO 2] (the “Contract”) dared 28 November 2016 by und between SCS Corporation Limited, a wholly owned subsidiary of Hyperdynamics Corporation, a Delaware corporation, with offices at 12012 Wickchester Lane, Houston, Texas 77079 and Assignor, and each amendment to, modification of, or supplement to, the Contract, and Assignee hereby accepts and assumes the transfer, conveyance, and assignment of all of Assignor’s right, title, interest, duties and obligations in the Contract.

IN WITNESS WHEREOF, Assignor and Assignee have caused this instrument to be executed and delivered by their respective duly authorized corporate officer on this, 15th day of April 2017.

PACIFIC DRILLING OPERATIONS LIMITED

By:
Name:
Title:

PACIFIC SCIROCCO LIMITED

By:
Name:
Title:

AGREED AND ACKNOWLEDGED BY:

SCS CORPORATION LIMITED
A WHOLLY OWNED SUBSIDIARY OF
HYPERDYNAMICS CORPORATION

By:
Name:
Title: